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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 2, 1998 and to all reference to our firm, included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-97640, 333-03771, 333-03769, 333-09549
and 333-47433), and the Company's previously filed Registration Statement on Form S-3 (File No. 333-34345).

/s/ Arthur Andersen LLP
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Atlanta, Georgia

March 20, 1998